Exhibit 1



                             JOINT FILING AGREEMENT



         THIS JOINT FILING AGREEMENT (the "Agreement") is made and entered into as of this 13th, day of February, 2004 by and among Inversiones Santa Cecilia S.A., Axxion S.A., Bancard S.A., Bancorp S.A., Sebastian Pinera Echenique, Magdalena Maria Pinera Morel, Maria Cecilia Pinera Morel, Sebastian Pinera Morel, Cristobal Pinera Morel and Cecilia Morel Montes.

         The parties to this Agreement hereby agree to prepare jointly and file timely (or otherwise to deliver as appropriate) all filings on schedules 13D and 13G, and any amendments thereto ("13D and 13G Filings") required to be filed by them pursuant to sections 13(d) and 13(g) under the Securities Exchange Act of 1934, as amended, with respect to their respective ownership of the common shares of Lan Chile S.A. and other securities representing, or convertible into, such shares. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all 13D and 13G Filings.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                            [Signature pages follow]

                                       INVERSIONES SANTA CECILIA S.A.

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name:  Sebastian Pinera Echenique
                                               Title:  Legal Representative


                                       AXXION S.A.

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name:  Sebastian Pinera Echenique
                                               Title:  Legal Representative



February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Sebastian Pinera Echenique


                                       MAGDALENA MARIA PINERA MOREL

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name:  Sebastian Pinera Echenique
                                               Title:  Legal Representative


                                       MARIA CECILIA PINERA MOREL

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name:  Sebastian Pinera Echenique
                                               Title:  Legal Representative

                                       SEBASTIAN PINERA MOREL

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name:  Sebastian Pinera Echenique
                                               Title:  Legal Representative



                                       CRISTOBAL PINERA MOREL

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name:  Sebastian Pinera Echenique
                                               Title:  Legal Representative


                                       BANCARD S.A.

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name: Sebastian Pinera Echenique
                                               Title:  Legal Representative


                                       BANCORP S.A.

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name: Sebastian Pinera Echenique
                                               Title:  Legal Representative


                                       CECILIA MOREL MONTES

February 13, 2004                      By:  /s/ SEBASTIAN PINERA ECHENIQUE
                                            ------------------------------------
                                               Name:  Sebastian Pinera Echenique
                                               Title:  Legal Representative